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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of report (Date of earliest event reported) March 15, 1999

                           ZARING NATIONAL CORPORATION
                           ---------------------------
             (Exact name of registrant as specified in its charter)


         Ohio                             333-22679          31-1506058
         ----                             ---------          ----------
 (State or other jurisdiction of        (Commission         (IRS Employer
     incorporation)                       File Number)      Identification No.)


        11300 Cornell Park Drive, Suite 500, Cincinnati, Ohio        45242
        ------------------------------------------------------------------
               (Address of principal executive offices)          (Zip Code)

        Registrant's telephone number, including area code (513) 489-8849
                                                          ----------------


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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The undersigned Registrant amends Item 7 of its current report on Form 8-K dated
March 15, 1999, filed with the Securities and Exchange Commission on March 30, 1999 to read in its entirety as follows:

Item 7:       Financial Statements and Exhibits
              (a)   Not applicable.
              (b)   Pro forma financial information .

                      Zaring National Corporation Pro Forma Consolidated Balance Sheet as of December 31, 1998 (unaudited)

                      Zaring National Corporation Pro Forma Consolidated Statement of Operations for the three months ended March 31, 1999 (unaudited)

                      Zaring National Corporation Pro Forma Consolidated Statement of Operations for the year ended December 31, 1998 (unaudited)

                      Zaring National Corporation Notes to Pro Forma Consolidated Financial Statements (unaudited)

              (c)    Exhibits.

                      10.20 - Amended and Restated Securities Purchase Agreement by and among Zaring National Corporation, HomeMax, Inc., HomeMax Operating Properties, L.L.C. and American Homestar Corporation dated as of March 15, 1999.





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                           ZARING NATIONAL CORPORATION

                   PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS


The accompanying Pro Forma Balance Sheet and Statements of Operations have been derived from the historical financial statements of Zaring National Corporation (the Company) and adjusts such information to give effect to the transaction detailed below:

Effective March 15, 1999, after assignment of certain obligations and other preclosing activities, the Company sold a 25% interest in HomeMax, Inc. (HomeMax) to American Homestar Corporation (American Homestar) for a note receivable of approximately $4.4 million. The note receivable is to be paid in three annual installments commencing March 15, 2000 and accrues interest payable quarterly, at prime. The amended and restated securities purchase agreement includes the following terms:

- American Homestar issued a $4.0 million subordinated convertible loan to HomeMax, Inc. concurrent with the sale. This subordinated loan accrues interest at 6%, payable quarterly, while the principal is payable on June 15, 2002 unless accelerated as a result of available cash flow of HomeMax, as defined. The subordinated loan is convertible into an additional 25% of HomeMax at the discretion of American Homestar.

- The Company retained a $4.0 million receivable due from HomeMax which accrues interest at 6.0% and is payable quarterly. The $4.0 million of principal is payable on June 15, 2002, unless accelerated as a result of available cash flow of HomeMax, as defined.

- The Company agreed to pay up to $3.0 million in connection with certain annual lease obligations.

- Subsequent to the sale, model home inventory will be replaced with inventory of American Homestar. Costs of replacement, if any, will be provided by the Company and American Homestar in amounts up to $1.0 million and $0.5 million, respectively.

- Subsequent to the sale, the Company and American Homestar agreed to provide up to $50,000 per quarter to support advertising and promotional initiatives.

- American Homestar agreed to provide certain management and consulting services for up to three years for compensation of at least $0.5 million plus an additional fee of up to $750,000 based upon quarterly losses during the first four quarters following closing.




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-    American Homestar and the Company each agreed to provide working capital loans of up to $0.5 million to HomeMax which will accrue interest at prime.

- The Company has the option to sell and American Homestar has an option to buy 50% of HomeMax within three years at a defined priced.

- The Company received an option, which expires on March 15, 2004, to purchase up to 150,000 shares of common stock of American Homestar with an exercise price of $18.00 per share.

The Pro Forma Balance Sheet as of December 31, 1998, assumes the transaction occurred on December 31, 1998.

The Pro Forma Statements of Operations for the year ended December 31, 1998 and the three months ended March 31, 1999 assumes the transaction occurred January 1, 1998 and January 1, 1999, respectively.

The pro forma financial information is not necessarily indicative of the results that would have occurred had the transaction been in effect on the date and for the period indicated or which may result in the future. In the opinion of management, all adjustments have been made to fairly present the pro forma information. The pro forma information should be read in conjunction with the notes thereto.







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


                                            ZARING NATIONAL CORPORATION


                                       PRO FORMA CONSOLIDATED BALANCE SHEET

                                              AS OF DECEMBER 31, 1998
                                 (AMOUNTS IN THOUSANDS, EXCEPT SHARE INFORMATION)
                                                    (UNAUDITED)

                                                                                       PRO FORMA ENTRIES                PRO FORMA
                                                                 DECEMBER 31,    ----------------------------          DECEMBER 31,
                                                                     1998             DR.             CR.                  1998
                                                                 ------------    ----------      ------------         ------------
                            ASSETS
CASH AND CASH EQUIVALENTS                                          $ 15,699        $4,000 (1)       $   -              $  19,699
RECEIVABLES:
     Related parties                                                     82             -               -                     82
     Notes                                                              325         4,411 (2)           -                  4,736
     Manufactured housing rebates and other                             885             -               -                    885
INVENTORIES:
     Luxury site-built homes                                         32,365             -               -                 32,365
     Entry level homes                                                6,405             -               -                  6,405
     Retail distribution manufactured homes                           2,746             -               -                  2,746
     Model homes                                                     21,046             -               -                 21,046
     Land, development costs and finished lots                       50,280             -               -                 50,280
PROPERTY AND EQUIPMENT, net                                           8,108             -               -                  8,108
HOMEMAX SALES VILLAGES, net                                          12,336             -               -                 12,336
INVESTMENTS IN AND ADVANCES TO
   UNCONSOLIDATED JOINT VENTURES                                        201             -               -                    201
FUTURE TAX BENEFIT                                                    6,053             -               -                  6,053
CASH SURRENDER VALUE OF LIFE INSURANCE
   AND OTHER ASSETS                                                   5,566             -               -                  5,566
GOODWILL, net                                                           259             -               -                    259
                                                                 ------------    ----------      ------------         ------------
                                                                   $162,356        $8,411           $   -               $170,767
                                                                 ============    ==========      ============         ============
             LIABILITIES AND SHAREHOLDER'S EQUITY
LIABILITIES:
     Revolving credit facility                                     $ 44,500           $ -            $  -              $  44,500
     Manufactured housing floor plan facility                         7,082             -               -                  7,082
     Term notes payable                                              41,446             -               -                 41,446
     Accounts payable                                                14,766             -               -                 14,766
     Other accrued liabilities                                        6,829             -               -                  6,829
     Customer deposits                                                3,296             -               -                  3,296
     Deferred gain                                                        -             -           1,167 (2)              1,167
                                                                 ------------    ----------      ------------         ------------
                  Total liabilities                                 117,919             -           1,167                119,086
SUBORDINATED LOAN                                                         -             -           4,000 (1)              4,000
MINORITY INTEREST IN CONSOLIDATED ENTITIES                            1,654             -           3,244 (2)              4,898
                                                                 ------------    ----------      ------------         ------------
COMMITMENTS AND CONTINGENCIES
  SHAREHOLDERS' EQUITY:
     Preferred shares, no par value, 2,000,000 shares                     -             -               -                      -
       authorized, none issued or outstanding
     Common shares, no par value, 18,000,000 shares                  24,957             -               -                 24,957
       authorized, 4,591,488 issued and
       outstanding
     Additional paid-in capital                                       4,286             -               -                  4,286
     Retained earnings                                               13,540             -               -                 13,540
                                                                 ------------    ----------      ------------         ------------
                  Total shareholders' equity                         42,783             -               -                 42,783
                                                                 ------------    ----------      ------------         ------------
                                                                   $162,356           $ -          $8,411               $170,767
                                                                 ============    ==========      ============         ============


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


                                            ZARING NATIONAL CORPORATION


                                  PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                                       FOR THE YEAR ENDED DECEMBER 31, 1998
                                 (AMOUNTS IN THOUSANDS, EXCEPT SHARE INFORMATION)
                                                    (UNAUDITED)

                                                                                        PRO FORMA ENTRIES             PRO FORMA
                                                                   DECEMBER 31,  -----------------------------       DECEMBER 31,
                                                                       1998           DR.              CR.              1998
                                                                  -----------    -----------       -----------      -----------

NET REVENUES:
     Luxury site-built homes                                      $   243,907    $      --         $      --        $   243,907
     Entry level homes                                                 11,569           --                --             11,569
     Retail distribution manufactured homes                            12,411           --                --             12,411
     Financial services                                                   311           --                --                311
                                                                  -----------    -----------       -----------      -----------
                  Total net revenues                                  268,198           --                --            268,198

EXPENSES:
     Cost of sales luxury site-built homes                            201,754           --                --            201,754
     Cost of sales entry level homes                                    9,697           --                --              9,697
     Cost of sales retail distribution manufactured homes              10,724           --                --             10,724
     Financial services                                                   253           --                --                253
     Asset impairment                                                   5,674           --                --              5,674
     Interest                                                           5,940            240(3)            341(4)         5,839
     Selling                                                           19,899           --                --             19,899
     General and administrative                                        24,834          1,250(5)           --             26,084
                                                                  -----------    -----------       -----------      -----------
                  Total expenses                                      278,775          1,490               341          279,924
                                                                  -----------    -----------       -----------      -----------
                           Operating income (loss)                    (10,577)         1,490               341          (11,726)
                                                                  -----------    -----------       -----------      -----------

OTHER INCOME (EXPENSE):
     Income from unconsolidated joint ventures                            242           --                --                242
     Other, net                                                            52           --                --                 52
                                                                  -----------    -----------       -----------      -----------
                                                                          294           --                --                294
                                                                  -----------    -----------       -----------      -----------

         Income (loss) before minority interest and
            provision for income taxes                                (10,283)         1,490               341          (11,432)
MINORITY INTEREST IN CONSOLIDATED ENTITIES                               (141)          --               4,120(6)         3,979
                                                                  -----------    -----------       -----------      -----------
         Income (loss) before provision (benefit)
            for income taxes                                          (10,424)         1,490             4,461           (7,453)
PROVISION (BENEFIT) FOR INCOME TAXES                                   (4,058)         6,077(7)           --              2,019
                                                                  -----------    -----------       -----------      -----------
         Net income (loss)                                        $    (6,366)   $     7,567       $     4,461      $    (9,472)
                                                                  ===========    ===========       ===========      ===========
BASIC AND DILUTED EARNINGS (LOSS) PER COMMON SHARE                $     (1.34)                                      $     (2.00)
                                                                  ===========                                       ===========
WEIGHTED AVERAGE SHARES OUTSTANDING                                 4,737,220                                         4,737,220
                                                                  ===========                                       ===========



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


                                            ZARING NATIONAL CORPORATION


                                  PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                                     FOR THE THREE MONTHS ENDED MARCH 31, 1999
                                 (AMOUNTS IN THOUSANDS, EXCEPT SHARE INFORMATION)
                                                    (UNAUDITED)

                                                                                       PRO FORMA ENTRIES                PRO FORMA
                                                                 MARCH 31,     -------------------------------          MARCH 31,
                                                                  1999              DR.                 CR.               1999
                                                              -----------      -----------         -----------        -----------

NET REVENUES:
     Luxury site-built homes                                      $39,308      $      --           $      --              $39,308
     Entry level homes                                              4,915             --                  --                4,915
     Retail distribution manufactured homes                         4,573             --                  --                4,573
     Financial services                                               315             --                  --                  315
                                                              -----------      -----------         -----------        -----------
                  Total net revenues                               49,111             --                  --               49,111

EXPENSES:
     Cost of sales luxury site-built homes                         32,021             --                  --               32,021
     Cost of sales entry level homes                                4,593             --                  --                4,593
     Cost of sales retail distribution manufactured homes           3,894             --                  --                3,894
     Financial services                                               300             --                  --                  300
     Interest                                                       1,642               60(3)               85(4)           1,617
     Selling                                                        4,347             --                  --                4,347
     General and administrative                                     6,374              500(5)             --                6,874
                                                              -----------      -----------         -----------        -----------
                  Total expenses                                   53,171              560                  85             53,646
                                                              -----------      -----------         -----------        -----------
                           Operating income (loss)                 (4,060)             560                  85             (4,535)
OTHER INCOME (EXPENSE):
     Income from unconsolidated joint ventures                       --               --                  --                 --
     Other, net                                                        54             --                  --                   54
                                                              -----------      -----------         -----------        -----------
         Income (loss) before minority interest and
            provision for income taxes                             (4,006)             560                  85             (4,481)
MINORITY INTEREST IN CONSOLIDATED ENTITIES                            160             --                   458(6)             618
                                                              -----------      -----------         -----------        -----------
         Income (loss) before provision (benefit)
            for income taxes                                       (3,846)             560                 543             (3,863)
PROVISION (BENEFIT) FOR INCOME TAXES                               (1,515)             546(7)             --                 (969)
                                                              -----------      -----------         -----------        -----------
         Net income (loss)                                        $(2,331)          $1,106                $543            $(2,894)
                                                              ===========      ===========         ===========        ===========
BASIC AND DILUTED EARNINGS (LOSS) PER COMMON SHARE                  $(.51)                                                  $(.63)
                                                              ===========                                             ===========
WEIGHTED AVERAGE SHARES OUTSTANDING                             4,591,488                                               4,591,488
                                                              ===========                                             ===========






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              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS



(1)      To record the $4.0 million subordinated loan by American Homestar

(2) To record the $4.411 million note receivable due to the Company from American Homestar, American Homestar's minority interest in HomeMax and the deferred gain associated with the transaction

(3) To record interest expense on the $4.0 million subordinated loan to American Homestar

(4) To record interest income on the $4.411 million note receivable from American Homestar

(5)      To record management fees to be paid to American Homestar

(6)      To record minority interest associated with HomeMax losses

(7) To record elimination of the tax benefit associated with HomeMax losses given it would no longer be included in the Company's consolidated return





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 27, 1999

                                          ZARING NATIONAL CORPORATION

                                          By: /s/ Ronald G. Gratz
                                          -----------------------
                                          Ronald G. Gratz
                                          Chief Financial Officer,
                                          Secretary and Treasurer








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